Exhibit 10.1

ATP OIL & GAS CORPORATION

SUBSCRIPTION AND REGISTRATION RIGHTS AGREEMENT

This Subscription and Registration Rights Agreement (this “Agreement”), made as of the date set forth below by and among ATP Oil & Gas Corporation (the “Company”), the persons set forth on Schedule I hereto (the “Selling Shareholders”) and the undersigned (“Subscriber”), is intended to set forth certain representations, covenants and agreements among the Company, the Selling Shareholders and the Subscriber, with respect to the offering (the “Offering”) for sale by the Company of up to 4,000,000 shares (the “Company Shares”) of common stock, par value $0.001 per share (the “Common Stock”) and by the Selling Shareholder of up to 1,000,000 shares (the “Selling Shareholder Shares”) of Common Stock.

1. Subscription. Subject to the terms and conditions hereof, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company and the Selling Shareholders the number of shares of Common Stock (the “Shares”) set forth under the Subscriber’s name on the signature page hereto at a purchase price of $14.00 per share (the “Offering Price”), and the Company and the Selling Shareholders, severally, agree to sell such Shares to the Subscriber at the Offering Price, subject to the Company’s and the Selling Shareholder’s right to sell to the Subscriber such lesser number of Shares as the Company or the Selling Shareholders may, in their sole discretion, deem necessary or desirable. The Shares purchased by Subscriber will be comprised of a proportionate number of Company Shares and Selling Shareholder Shares.

2. Delivery of Subscription Amount; Acceptance of Subscription; Delivery of Shares. Subscriber understands and agrees that this subscription is made subject to the following terms and conditions:

(a) Subscriber understands that separate subscription agreements will be executed with other Subscribers for the remainder of the Shares to be sold in the Offering;

(b) Contemporaneously with the execution and delivery of this Agreement, Subscriber shall execute and deliver the Certificate of Accredited Investor Status attached hereto as Exhibit B. Contemporaneously with or prior to Closing, Subscriber shall wire to the Company to hold in a separate, non-interest bearing account, immediately available funds in the amount equal to the Offering Price multiplied by the number of Shares for which the Subscriber has subscribed (the “Subscription Amount”) in accordance with the instructions set forth on Exhibit A hereto;

(c) The subscription for Shares shall be deemed to be accepted only when this Agreement has been signed by an authorized officer of the Company and by the Selling Shareholders. The deposit of the Subscription Amount for clearance will not be deemed an acceptance of this Agreement;

(d) The Company shall have the right to reject this subscription, in whole or in part, and shall have the right to allocate Shares among Subscribers in any manner it may desire; provided, that no Subscriber shall be obligated to purchase more than the number of shares set forth under its name on the signature page hereto without its prior written consent;

(e) The payment of the Subscription Amount (or, in the case of rejection of a portion of the Subscriber’s subscription, the part of the payment relating to such rejected portion) will be returned promptly, without interest, if Subscriber’s subscription is rejected in whole or in part or if the Offering is withdrawn or canceled;

(f) Certificates representing the Shares purchased will be issued in the name of each Subscriber at Closing as set forth under Section 3 hereof; and

(g) The representations and warranties of the Company, the Selling Shareholders and Subscriber set forth herein shall be true and correct as of the date that the Company accepts this subscription.

(h) The Company is not required to accept any minimum aggregate amount of subscriptions before conducting a Closing; and

(i) The representations and warranties of the Company and the Subscriber set forth herein shall be true and correct as of the date that the Company accepts this subscription.

3. Terms of Subscription.

(a) The subscription period will begin as of November 24, 2004 and will terminate at 11:59 p.m. Eastern time on November 30, 2004, unless extended by the Company, on one or more occasions, for up to an additional sixty (60) days (the “Termination Date”). Such extension may be effected without notice to the Subscribers. The purchase and sale of the Shares (the “Closing”) shall occur as soon as practicable after the execution of this Agreement by the Company, the Selling Shareholders and each of the Subscribers in the Offering at a time and location (the “Closing Date”) agreed upon by the Company and the Subscribers. On the Closing Date, the Company will deliver or cause to be delivered, one or more physical certificates representing the Shares purchased by each Subscriber.

(b) As compensation for advisory services, the Company and the Selling Shareholders will pay to the Company’s advisor Sterne, Agee & Leach, Inc. an aggregate fee equal to five (5%) percent of the aggregate purchase price of the Shares sold. The Company will also pay all expenses in connection with the Offering.

(c) If the Subscriber is not a United States person, the Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. The Subscriber’s subscription and payment for, and his or her continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

4. Registration Rights.

(a) Subscriber acknowledges that it is acquiring the Shares for its own account and for the purpose of investment and not with a view to any distribution or resale thereof within the meaning of the Securities Act of 1933, as amended, (the “Securities Act”). The Subscriber further agrees that it will not sell, assign or transfer the Shares at any time in violation of the Securities Act and acknowledges that, in taking unregistered securities, it must continue to bear the economic risk of its investment for an indefinite period of time because of the fact that the Shares have not been registered under the Securities Act, and further realizes that the Shares can not be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. The Subscriber further recognizes that neither the Company nor the Selling Shareholders are assuming any obligation to register the Shares except as expressly set forth herein. The Subscriber also acknowledges that appropriate legends reflecting the status of the Shares under the Securities Act may be placed on the face of the certificates for such shares at the time of their transfer and delivery to the holder thereof.

(b) The Shares may not be transferred except in a transaction which is in compliance with the Securities Act. Except as provided hereafter with respect to registration of the Shares, it shall be a condition to any such transfer that the Company shall be furnished with an opinion of counsel to the holder of such shares, reasonably satisfactory to the Company, to the effect that the proposed transfer would be in compliance with the Securities Act.

(c) Within 30 days after the Closing Date (the “Filing Date”), the Company shall use its commercially reasonable efforts to prepare and file with the Securities and Exchange Commission (the “SEC”), a registration statement and such other documents as may be necessary in the opinion of counsel for the Company, and use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the Filing Date in order to comply with the provisions of the Securities Act so as to permit the registered resale of the Shares for a period of two (2) years following the Closing Date by each and every holder of Shares sold in the Offering, except for those holders who designate on the signature page hereto that they do not wish to have their Shares included in the registration statement. The Shares that are registered for resale under such registration statement are referred to herein as the “Offering Shares,” and the Subscribers who are eligible to sell their Shares under such registration statement, together with their affiliates, are hereafter referred to as “Offering Holders.” The Company will include in such registration statement (i) the information required under the Securities Act to be so included concerning the Offering Holders, as provided by the Offering Holders on the signature page hereto, including any changes in such information that may be provided by the Offering Holders in writing to the Company from time to time, and (ii) a section entitled “Plan of Distribution,” substantially in the form of Exhibit C hereto (with such changes thereto as may be required by the SEC), that describes the various procedures that may be used by the Offering Holders in the sale of Offering Shares.

(d) In the event that the Company does not file a registration statement to register the Offering Shares with the SEC within the time period specified in Section 4(c), the Company will be required to pay as liquidated damage to each Offering Holder equal to one percent (1%) of such Offering Holder’s purchase price for the Offering Shares, and an additional one percent (1%) for each additional 30-day period during which such registration statement is not filed.

(e) Notwithstanding the foregoing provisions of this Section 4, the Company may voluntarily suspend the effectiveness of any such registration statement for a limited time, which in no event shall be longer than 30 days in any three-month period and no longer than 90 days in any twelve month period, if the Company has been advised by counsel or underwriters to the Company that the offering of any Offering Shares pursuant to the registration statement would materially adversely affect, or would be improper in view of (or improper without disclosure in a prospectus), a proposed financing, a reorganization, recapitalization, merger, consolidation, or other transaction involving the Company. Subject to the foregoing right of the Company to suspend registration, if any event occurs that would cause any such registration statement to contain a material misstatement or omission or not to be effective and usable during the period that such registration statement is required to be effective and usable, the Company shall promptly file an amendment to the registration statement and use its commercially reasonable efforts to cause such amendment to be declared effective as soon as practicable thereafter. Notwithstanding any provision contained herein to the contrary, the Company’s obligation to include, or continue to include, Offering Shares in any such registration statement under this Section 4 shall terminate to the extent such shares are eligible for resale under Rule 144(k) promulgated under the Securities Act.

(f) If and whenever the Company is required by the provisions of this Agreement to use its commercially reasonable efforts to effect the registration of the Offering Shares under the Securities Act for the account of an Offering Holder, the Company will, as promptly as practicable:

(i) prepare and file with the SEC a registration statement with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective;

(ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the requirements of the Securities Act and the rules and regulations promulgated by the SEC thereunder relating to the sale or other disposition of the securities covered by such registration statement;

(iii) furnish to each Offering Holder such numbers of copies of a prospectus, including a preliminary prospectus, complying with the requirements of the Securities Act, and such other documents as such Offering Holder may reasonably request in order to facilitate the public sale or other disposition of the Offering Shares owned by such Offering Holder, but such Offering Holder shall not be entitled to use any selling materials other than a prospectus and such other materials as may be approved by the Company, which approval will not be unreasonably withheld; and

(g) Except as provided below in this Section 4, the expenses incurred by the Company in connection with action taken by the Company to comply with this Section 4, including, without limitation, all registration and filing fees, printing and delivery expenses, accounting fees, fees and disbursements of counsel to the Company, consultant and expert fees, premiums for liability insurance, if the Company chooses to obtain such insurance, obtained in connection with a registration statement filed to effect such compliance and all expenses, including counsel fees, of complying with any state securities laws, shall be paid by the Company. All fees and disbursements of any counsel, experts, or consultants employed by any Offering Holder shall be borne by such Offering Holder. The Company shall not be obligated in any way in connection with any registration pursuant to this Section 4 for any selling commissions or discounts payable by any Offering Holder to any underwriter or broker of securities to be sold by such Offering Holder. Subscriber agrees to pay all expenses required to be borne by such Offering Holder.

(h) In the event of any registration of Shares pursuant to this Section 4, the Company will indemnify and hold harmless each Offering Holder, its officers, directors, investment advisors and each underwriter of such securities, and any person who controls such Offering Holder or underwriter within the meaning of Section 15 of the Securities Act, against all claims, actions, losses, damages, liabilities and expenses (“Losses”), joint or several, to which any of such persons may become subject under the Securities Act or otherwise, insofar as such Losses arise out of or are based upon any untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Offering Holder, its officers, directors and each underwriter of such securities, and each such controlling person or entity for any legal and any other expenses reasonably incurred by such Offering Holder, such underwriter, or such controlling person or entity in connection with investigating or defending any such Losses; provided, however, that the Company will not be liable in any such case to the extent that any such Losses arise directly out of or are based primarily upon an untrue statement or omission made in said registration statement, said preliminary prospectus or said prospectus, or said amendment of supplement in reliance upon and in conformity with written information furnished to the Company by such Offering Holder or such underwriter specifically for use in the preparation thereof, and provided further, however, that the Company will not be liable in any such case to the extent that any such Losses arise directly out of or are based primarily upon an untrue statement or omission made in any preliminary prospectus or final prospectus if (i) such Offering Holder failed to send or deliver a copy of the final prospectus or prospectus supplement with or prior to the delivery of written confirmation of the sale of the Offering Shares, and (ii) the final prospectus or prospectus supplement would have corrected such untrue statement or omission.

(i) At any time when a prospectus relating to the Offering is required to be delivered under the Securities Act, the Company will notify the Offering Holder of the happening of any event, upon the notification or awareness of such event by an executive officer of the Company, as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(j) In the event of any registration of any Shares under the Securities Act pursuant to this Section 4, Subscriber agrees to indemnify and hold harmless the Company, its officers, directors and any person who controls the Company within the meaning of Section 15 of the Securities Act, against any Losses, joint or several, to which the Company, its officers, directors, or such controlling person or entity may become subject under the Securities Act or otherwise, insofar as such Losses arise out of or are based upon any untrue statement of any material fact contained in any registration statement under which such Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that any such Losses, arise out of or are based upon an untrue statement or omission made in said registration statement, said preliminary prospectus or said prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by Subscriber or any affiliate (as defined in the Securities Act) of Subscriber specifically for use in the preparation thereof.

(k) If a claim for indemnification under Section 4 is unavailable to an indemnified party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any shall be deemed to include any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with the defense of any Losses to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for under Section 4(h) or 4(j) was available to such party in accordance with its terms. Notwithstanding anything to the contrary contained herein, no Offering Holder shall be liable or required to contribute under this Section 4(k) for any amount that exceeds the net proceeds to such Offering Holder as a result of the sale of Shares pursuant to the registration statement provided by this Section 4. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4(k) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution agreements contained in this Section 4 are in addition to any liability that the indemnifying parties may have to the indemnified parties.

(l) Any party entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (which consent may not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(m) With a view to making available to the Offering Holder the benefits of Rule 144 promulgated under the Securities Act, the Company agrees that it will use its commercially reasonable efforts to maintain registration of its Common Stock under Section 12 or 15 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Exchange Act so as to maintain the availability of Rule 144. Upon the request of any record owner, the Company will deliver to such owner a written statement as to whether it has complied with the reporting requirements of Rule 144.

(n) The Company agrees to promptly file a supplemental listing application for the purpose of listing the Shares on the Nasdaq National Stock Market.

5. Representations and Warranties of the Subscriber. Subscriber hereby represents and warrants to the Company as follows:

(a) Subscriber is acquiring the Shares for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act, and applicable state securities laws.

(b) The Subscriber understands that (A) the Shares (1) have not been registered under the Securities Act or any state securities laws, (2) will be issued in reliance upon an exemption from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) and/or Regulation D thereof and (3) will be issued in reliance upon exemptions from the registration and prospectus delivery requirements of state securities laws which relate to private offerings, and (B) the Subscriber must therefore bear the economic risk of such investment indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt therefrom. Subscriber further understands that such exemptions depend upon, among other things, the bona fide nature of the investment intent of the Subscriber expressed herein. Pursuant to the foregoing, the Subscriber acknowledges that the certificates representing the Shares acquired by the Subscriber shall bear a restrictive legend substantially as follows:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND STATE SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS (I) REGISTERED UNDER THE APPLICABLE SECURITIES LAWS OR (II) AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL ARE BOTH

REASONABLY SATISFACTORY TO THE COMPANY, HAS BEEN DELIVERED TO THE COMPANY AND SUCH OPINION STATES THAT THE SHARES MAY BE TRANSFERRED WITHOUT SUCH REGISTRATION.”

(c) The Subscriber has knowledge, skill and experience in financial, business and investment matters relating to an investment of this type and is capable of evaluating the merits and risks of such investment and protecting the Subscriber’s interest in connection with the acquisition of the Shares. The Subscriber understands that the acquisition of the Shares is a speculative investment and involves substantial risks and that the Subscriber could lose the Subscriber’s entire investment in the Shares. To the extent deemed necessary by the Subscriber, the Subscriber has retained, at its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of purchasing and owning the Shares. The Subscriber has the ability to bear the economic risks of the Subscriber’s investment in the Company, including a complete loss of the investment, and the Subscriber has no need for liquidity in such investment.

(d) The Subscriber has been furnished by the Company all information (or provided access to all information) regarding the business and financial condition of the Company, its expected plans for future business activities, the attributes of the Shares and the merits and risks of an investment in the Shares which the Subscriber has requested or otherwise needs to evaluate the investment in the Company.

(e) Subscriber is in receipt of and has carefully read and understands the following items:

(i) Annual Report on Form 10-K for the period ending December 31, 2003, filed by the Company with the Securities and Exchange Commission;

(ii) Quarterly Reports on Form 10-Q for each of the periods ending March 31, 2004, June 30, 2004 and September 30, 2004 filed by the Company with the Securities and Exchange Commission;

(iii) Definitive Proxy Statement on Form 14A, filed by the Company with the Securities and Exchange Commission on April 29, 2004;

(iv) Current Reports on Form 8-K filed by the Company with the Securities and Exchange Commission on February 27, 2004, April 1, 2004, April 23, 2004, May 17, 2004, August 4, 2004, September 30, 2004 and November 5, 2004; and

(v) Confidential Private Placement Memorandum, dated November 24, 2004, and exhibits attached thereto (collectively, items (i) through (v), and together with all exhibits filed therewith and incorporated by reference therein, the “Disclosure Documents”).

(f) In making the proposed investment decision, the Subscriber is relying solely on investigations made by the Subscriber and the Subscriber’s representatives. The Subscriber acknowledges that the documents and other information listed in Section 5(e) are the only information provided to the Subscriber by the Company and that the Subscriber is not relying on any other information in making the proposed investment decision. The offer to sell the Shares was communicated to the Subscriber in such a manner that the Subscriber was able to ask questions of and receive answers from the management of the Company concerning the terms and conditions of the proposed transaction and that at no time was the Subscriber presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general or public advertising or solicitation.

(g) The Subscriber acknowledges that the Subscriber has been advised that:

(i) The Shares offered hereby have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of any representations by the Company. Any representation to the contrary is a criminal offense.

(ii) In making an investment decision, the Subscriber must rely on its own examination of the Company and the terms of the Offering, including the merits and risks involved. The Shares have not been recommended by any federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of any representation. Any representation to the contrary is a criminal offense.

(iii) The Shares are “Restricted Securities” within the meaning of Rule 144 under the Securities Act, are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom. The Subscriber is aware that the Subscriber may be required to bear the financial risks of this investment for an indefinite period of time.

(h) The Subscriber acknowledges and is aware that there has never been any representation, guarantee or warranty made by the Company or any officer, director, employee or agent or representative of the Company or any Selling Shareholder, expressly or by implication, as to (i) the approximate or exact length of time that the Subscriber will be required to remain an owner of the Shares; (ii) the percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of this investment; or (iii) that the limited past performance (if any) or experience on the part of the Company, or any future expectations will in any way indicate the predictable results of the ownership of the Shares or of the overall financial performance of the Company.

(i) The Subscriber agrees to furnish the Company such other information as the Company may reasonably request in order to verify the accuracy of the information contained herein and agrees to notify the Company immediately of any material change in the information provided herein that occurs prior to the Company’s acceptance of this Agreement.

(j) The Subscriber further represents and warrants that the Subscriber is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act, and Subscriber has executed the Certificate of Accredited Investor Status, attached hereto as Exhibit B.

(k) As of the date of this Agreement the Subscriber and its affiliates do not have, and during the 30 day period prior to the date of this Agreement the Subscriber and its affiliates have not entered into, any “put equivalent position” as such term is defined in Rule 16a-1 under the Exchange Act or short sale positions with respect to the Common Stock of the Company. Until the registration statement referred to in Section 4(c) is declared effective, the Subscriber hereby agrees not to, and will cause its affiliates not to, enter into any such “put equivalent position” or short sale position.

(l) If the Subscriber is a natural person, the Subscriber has reached the age of majority in the state in which the Subscriber resides, has adequate means of providing for the Subscriber’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

(m) If this Agreement is executed and delivered on behalf of a partnership, corporation, trust, estate or other entity (an “Entity”): (i) such Entity has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of such Entity in connection with the purchase of the Securities, (b) to delegate authority pursuant to power of attorney and (c) to purchase and hold such Securities, (ii) the signature of the party signing on behalf of such Entity is binding upon such Entity; and (iii) such Entity has not been formed for the specific purpose of acquiring such Securities, unless each beneficial owner of such Entity is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information substantiating such individual qualification.

(n) If the Subscriber is a retirement plan or is investing on behalf of a retirement plan, the Subscriber acknowledges that investment in the Securities poses additional risks, including, without limitation, the inability to use losses generated by an investment in the Securities to offset taxable income.

(o) The Subscriber represents and warrants that it is not a broker-dealer or an affiliate of a broker-dealer, except as set forth on the signature page hereto. If the Subscriber is a broker-dealer, the Subscriber acknowledges that the Subscriber will be deemed to be an underwriter with respect to the re-sale of its Securities. If the Subscriber is an affiliate of a broker-dealer, the Subscriber acknowledges that the Subscriber will be deemed to be an underwriter with respect to the re-sale of its Securities to the extent that such Shares are sold through its affiliated broker-dealer. To the extent that the Subscriber is affiliated in any manner with a broker-dealer, the Subscriber further represents and warrants that it is purchasing the Shares in the ordinary course of its business and that as of the date hereof it has no agreements or understandings, directly or indirectly, with any person to distribute the Securities.

The foregoing representations and warranties and undertakings are made by the Subscriber with the intent that they be relied upon in determining its suitability as an investor and the Subscriber hereby agrees that such representations and warranties shall survive its purchase of the Shares.

6. Representations and Warranties of the Company and the Selling Shareholders.

A. The Company hereby represents and warrants to the Subscriber as follows:

(a) Each of the Company and its subsidiaries is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and is duly qualified to do business as a foreign corporation in all jurisdictions in which the failure to be so qualified would materially and adversely affect the business or financial condition, properties or operations of the Company. Each of the Company and its subsidiaries has all requisite corporate power and authority (i) to own and lease the properties and assets it currently owns and leases (if any) and it contemplates owning and leasing and (ii) to conduct its activities as such activities (if any) are currently conducted and as currently contemplated to be conducted.

(b) The authorized capital of the Company immediately prior to the Closing will consist of: (i) 10,000,000 shares of Preferred Stock, none of which are issued and outstanding, and (ii) 100,000,000 shares of Common Stock, 24,801,627 of which were issued and outstanding as of November 23, 2004.

(c) The Company has duly authorized the issuance and sale of the Shares in accordance with the terms of this Agreement (as described herein) by all requisite corporate action, including the authorization of the Company’s Board of Directors of the issuance and sale of the Shares in accordance herewith and the execution, delivery and performance of any other agreements and instruments executed in connection herewith. This Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained herein may be limited by applicable federal or state securities laws.

(d) The Shares, when issued and paid for in accordance with this Agreement when issued upon conversion of the Shares, will represent validly authorized, duly issued and fully paid and nonassessable shares of Common Stock of the Company, and the issuance thereof will not conflict with the Articles of Incorporation or Bylaws of the Company and will be in full compliance with all federal and state securities laws applicable to such issuance and sale.

(e) The execution and delivery of this Agreement, the fulfillment of the terms set forth herein and the consummation of the transactions contemplated hereby will not conflict with, or constitute a breach of or default under, any agreement, indenture or instrument by which the Company is bound or any law, administrative rule, regulation or decree of any court or any governmental body or administrative agency applicable to the Company.

(f) As of the date of this Agreement, the Disclosure Documents do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) The Disclosure Documents that have been filed with the SEC, at the time they were filed with the SEC, complied in all material respects with the requirements of the Exchange Act, and, when read together and with the other information in the Disclosure Documents, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) Subsequent to the dates as of which information is given in the Disclosure Documents, except as described therein or SEC filing made after the date thereof, there has not been any material adverse change with regard to the assets or properties, results of operations or financial condition of the Company.

B. Each Selling Shareholder, as to itself and the Shares being sold by such Selling Shareholder only, severally, and not jointly, hereby represents and warrants to the Subscriber as follows:

(a) This Agreement and the transactions contemplated herein have been duly authorized by the Selling Shareholder, and upon execution and delivery of this Agreement by such Selling Shareholder, this Agreement will constitute a valid and legally binding obligation of such Selling Shareholder, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained herein may be limited by applicable federal or state securities laws.

(b) The Selling Shareholder is, and on the Closing Date will be, the lawful record owner of the Shares to be sold by such Selling Stockholder at the Closing, free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer.

(c) If the certificates for the Shares to be sold by the Selling Shareholder were delivered to the Subscriber in the State of New York and assuming the Subscriber purchases the Shares to be sold by such Selling Shareholder in good faith and without “notice of adverse claim” (as such phrase is used in Section 8-105 of the New York Uniform Commercial Code as currently in effect in the State of New York (the “NY UCC”), upon (i) delivery (as defined in Section 8-301(a) of the NY UCC) to the Subscriber of the certificates representing such Shares endorsed in blank by an effective endorsement (within the meaning of Section 8-107 of the NY UCC), and (ii) payment therefore in accordance with the terms of this Agreement, the Subscriber would become a “protected purchaser” (as defined in Section 8-303(a) of the NY UCC) of such Shares, and will acquire such Shares free and clear of “adverse claims” (as defined in Section 8-102 of the NY UCC) except for any such adverse claims created by or at the request of the Subscriber.

(d) All information relating to the Selling Shareholder furnished in writing by the Selling Shareholder to the Company expressly for use in the Disclosure Documents is true, correct, and complete in all material respects, and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make such information not misleading.

7. Survival; Indemnification. All representations, warranties and covenants contained in this Agreement and the indemnification contained in this Section 7 shall survive (i) the acceptance of this Agreement by the Company and the Selling Shareholders, (ii) changes in the transactions, documents and instruments described herein which are not material or which are to the benefit of Subscriber, and (iii) the death or disability of Subscriber. Subscriber acknowledges the meaning and legal consequences of the representations, warranties and covenants in Section 5 hereof and that the Company and the Selling Shareholders have relied upon such representations, warranties and covenants in determining Subscriber’s qualification and suitability to purchase the Shares. Subscriber hereby agrees to indemnify, defend and hold harmless the Company, its officers, directors, employees, agents and controlling persons, and the Selling Shareholders from and against any and all losses, claims, damages, liabilities, expenses (including attorneys’ fees and disbursements), judgments or amounts paid in settlement of actions arising out of or resulting from the untruth of any representation of Subscriber herein or the breach of any warranty or covenant herein by Subscriber. Notwithstanding the foregoing, however, no representation, warranty, covenant or acknowledgment made herein by Subscriber shall in any manner be deemed to constitute a waiver of any rights granted to it under the Securities Act or state securities laws.

8. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

(a) if to the Company or to a Selling Shareholder, to the following address:

ATP Oil & Gas Corporation
4600 Post Oak Place
Suite 200
Houston, Texas 77027
Attn:	Albert L. Reese Jr.
Chief Financial Officer
Fax:	(713) 622-5101

(b) if to Subscriber, to the address set forth on the signature page hereto.

(c) or at such other address as any party shall have specified by notice in writing to the others.

9. Notification of Changes. Subscriber agrees and covenants to notify the Company immediately upon the occurrence of any event prior to the consummation of this Offering that would cause any representation, warranty, covenant or other statement contained in this Agreement to be false or incorrect or of any change in any statement made herein occurring prior to the consummation of this Offering.

10. Assignability. This Agreement is not assignable by the Subscriber, and may not be modified, waived or terminated except by an instrument in writing signed by the party against whom enforcement of such modification, waiver or termination is sought.

11. Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and assigns.

12. Obligations Irrevocable. The obligations of the Subscriber shall be irrevocable, except with the consent of the Company, until the consummation or termination of the Offering or the rejection of Subscriber’s subscription in whole by the Company.

13. Entire Agreement. This Agreement constitutes the entire agreement of the Subscriber, the Selling Shareholders and the Company relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written.

14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the principles of conflicts of law thereof that would require the application of the laws of any jurisdiction other than the State of Texas.

15. Severability. If any provision of this Agreement or the application thereof to Subscriber or any circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other subscriptions or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

16. Headings. The headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent or intent of this Agreement or any provision hereof.

17. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

18. Counsel. Subscriber hereby acknowledges that the Company and its counsel, Vinson & Elkins L.L.P., represent the interests of the Company and not those of the Subscriber in any agreement (including this Agreement) to which the Company is a party.

[Signature Page to follow]

IN WITNESS WHEREOF, Subscriber has executed this Subscription and Registration Rights Agreement as of                     , 2004.

SUBSCRIBER

Number o f Shares:
Offering Price per Share: $
Subscription Amount: $

By:
Name:
Title:
Address:

The Company hereby accepts the foregoing subscription subject to the terms and conditions hereof as of November 29, 2004.

ATP Oil & Gas Corporation
a Texas corporation

By:	/s/ Albert L. Reese, Jr.
Albert L. Reese, Jr.
Chief Financial Officer

Each Selling Shareholder hereby accepts, severally and not jointly, the foregoing subscription subject to the terms and conditions hereof as of November 29, 2004.

/s/ T. Paul Bulmahn
Name:	T. Paul Bulmahn

/s/ Gerald W. Schlief
Name:	Gerald W. Schlief

/s/ Albert L. Reese, Jr.
Name:	Albert L. Reese, Jr.

SCHEDULE I

Name of Selling Stockholder	Number of Shares to be Sold
T. Paul Bulmahn	650,000
Gerald W. Schlief	200,000
Albert L. Reese, Jr.	150,000

Total	1,000,000

Exhibit A

HOW TO SUBSCRIBE

(1) If you are subscribing for the purchase of Shares, please date and sign the signature page to this Subscription and Registration Rights Agreement in the applicable spaces. Please signify the amount of Shares you are purchasing by inserting such amount in the space provided for on the signature page to the Agreement.

(2) Complete and sign the accompanying Accredited Investor Certificate.

(3) Send all completed documents to:

ATP Oil & Gas Corporation

4600 Post Oak Place

Suite 200

Houston, Texas 77027

Attn: Albert L. Reese Jr.

Chief Financial Officer

Fax: (713) 622-5101

(4)	Fax signature pages for all completed documents together with the fed reference number for the wire transfer of funds to:

Sterne, Agee & Leach, Inc.

Attn.: W. Barry McRae

Facsimile: (205) 949-3626

Telephone: (205) 949-3555

(5)	Transmit funds in an amount equal to the number of shares you are purchasing multiplied by the Offering Price via wire to the following account:

Domestic

_____________________
_____________________
_____________________

For Further Credit To:	_________________________
_________________________

Foreign

____________________
____________________
____________________

For Further Credit To:	_________________________
_________________________

ATTENTION SUBSCRIBERS: NO SUBSCRIPTION WILL BE ACCEPTED UNLESS ALL DOCUMENTATION PRESCRIBED HEREIN IS FULLY COMPLETED AND EXECUTED. ANY MATERIALS RECEIVED THAT ARE INCOMPLETE IN ANY RESPECT WILL BE RETURNED BY THE COMPANY.

2

Exhibit B

CERTIFICATE OF ACCREDITED INVESTOR STATUS

Except as may be indicated by the undersigned below, the undersigned is an individual “accredited investor,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The undersigned has checked the box below indicating the basis on which he is representing his status as an “accredited investor”:

•	a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

•	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

•	an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

•	a natural person whose individual net worth, or joint net worth with the undersigned’s spouse, at the time of this purchase exceeds $1,000,000;

•	a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

•	a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

•	an entity in which all of the equity holders are “accredited investors” by virtue of their meeting one or more of the above standards.

•	an individual who is a director or executive officer of ATP Oil & Gas Corporation.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Accredited Investor Status effective as of                     , 2004.

Name of Subscriber

By:
Name:
Title:

2

Exhibit C

PLAN OF DISTRIBUTION

As of the date of this prospectus, we have not been advised by the selling shareholders as to any plan of distribution. Distributions of the shares by the selling shareholders, or by their partners, pledgees, donees (including charitable organizations), transferees or other successors in interest, may from time to time be offered for sale either directly by such individual, or through underwriters, dealers or agents or on any exchange on which the shares may from time to time be traded, in the over-the-counter market, or in independently negotiated transactions or otherwise. The methods by which the shares may be sold include:

•	a block trade (which may involve crosses) in which the broker or dealer so engaged will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker or dealer as principal and resale by such broker or dealer for its own account pursuant to this prospectus;

•	exchange distributions and/or secondary distributions;

•	sales in the over-the-counter market;

•	underwritten transactions;

•	ordinary brokerage transactions and transactions in which the broker solicits purchasers; and

•	privately negotiated transactions.

Such transactions may be effected by the selling shareholders at market prices prevailing at the time of sale or at negotiated prices. The selling shareholders may effect such transactions by selling the securities to underwriters or to or through broker-dealers, and such underwriters or broker-dealers may receive compensations in the form of discounts or commissions from the selling shareholders and may receive commissions from the purchasers of the securities for whom they may act as agent. The selling shareholders may agree to indemnify any underwriter, broker-dealer or agent that participates in transactions involving sales of the shares against certain liabilities, including liabilities arising under the Securities Act. We have agreed to register the shares for sale under the Securities Act and to indemnify the selling shareholders and each person who participates as an underwriter in the offering of the shares against certain civil liabilities, including certain liabilities under the Securities Act.

In connection with sales of the securities under this prospectus, the selling shareholders may enter into hedging transactions with broker-dealers, who may in turn engage in short sales of the securities in the course of hedging the positions they assume. The selling shareholders also may sell securities short and deliver them to close our the short positions, or loan or pledge the securities to broker-dealers that in turn may sell them.

The selling shareholders and any underwriters, dealers or agents that participate in distribution of the securities may be deemed to be underwriters, and any profit on sale of the securities by them and any discounts, commissions or concessions received by any underwriter, dealer or agent may be deemed to be underwriting discounts and commissions under the Securities Act.

There can be no assurances that the selling shareholders will sell any or all of the securities offered under this prospectus.